Exhibit 99.1

Cleco and North American-led Investor Group request rehearing from state regulators regarding sale

PINEVILLE, La., Mar. 8, 2016 - Cleco Corporation (NYSE:CNL), the parent of regulated electric utility Cleco Power LLC and a group of North American infrastructure investors led by Macquarie Infrastructure and Real Assets (MIRA) and British Columbia Investment Management Corporation (bcIMC), with John Hancock Financial and other infrastructure investors (collectively, the investor group) announced they have filed for an immediate rehearing of the Louisiana Public Service Commission’s (LPSC) Feb. 24, 2016, decision regarding the sale of Cleco Corporation to the investor group and requested placement on the Supplemental Agenda for the LPSC’s March 16, 2016, meeting.

The investor group and Cleco requested this rehearing to fully present the transaction's benefits for Cleco Power customers, employees and communities Cleco serves, and to correct a number of inaccurate claims made during the Feb. 24, meeting. The proposed transaction provides a range of protections for customers and employees and lays the groundwork for bringing additional investment, economic development and jobs to Louisiana.

Cleco and the investor group issued the following statement in response to the request for rehearing, “We are respectfully asking the Commission for a rehearing to further articulate the robust commitments that make this transaction so beneficial for Cleco’s customers, employees and communities. We believe this time will allow us the opportunity to address incorrect statements made during the February meeting and clearly explain why the proposed transaction is in the public interest.”

The LPSC did not approve Cleco’s sale during its Business & Executive Session held Feb. 24.

Forward-Looking Statements

Please note: Statements in this press release include "forward-looking statements" about future events, circumstances and results within the meaning of the Securities Act of 1933 and the Securities Exchange Act of 1934, both as amended by the Private Securities Litigation Reform Act of 1995. All statements other than statements of historical fact included in this press release, including, without limitation, statements containing the words "may," "might," "will," "should," "could," "anticipate," "estimate," "expect," "predict," "project," "future", "potential," "intend," "seek to," "plan," "assume," "believe," "target," "forecast," "goal," "objective," "continue" or the negative of such terms or other variations thereof and similar expressions, are statements that could be deemed forward-looking statements. These statements are based on the current expectations of Cleco's management.
Although Cleco believes that the expectations reflected in such forward-looking statements are reasonable, such forward-looking statements are based on numerous assumptions (some of which may prove to be incorrect) and are subject to risks and uncertainties that could cause the actual results and events in future periods to differ materially from Cleco's expectations and those expressed or implied by these forward-looking statements because of a number of risks, uncertainties and other factors. Risks, uncertainties and other factors include, but are not limited to: (i) the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement; or could otherwise cause the failure of the merger to close; (ii) the failure to obtain Louisiana Public Service Commission approval required for the merger, or required Louisiana Public Service Commission approval delaying the merger or causing the parties to abandon the merger; (iii) the failure to obtain any financing necessary to complete the merger; (iv) risks related to disruption of management's attention from Cleco's ongoing business operations due to the merger; (v) the outcome of any legal proceedings, regulatory proceedings or enforcement matters that may be instituted against Cleco and others relating to the merger agreement; (vi) the risk that the pendency of the merger disrupts current plans and operations and the potential difficulties in employee retention as a result of the pendency of the merger; (vii) the fact that actual or expected credit ratings of Cleco or any of its affiliates, or otherwise relating to the merger, may be different from what the parties expect; (viii) the effect of the announcement of the merger on Cleco's relationships with its customers, operating results and business generally; (ix) the amount of the costs, fees, expenses and charges related to the merger; (x) the receipt of an unsolicited offer from another party to acquire assets or capital stock of Cleco that could interfere with the merger; (xi) future regulatory or legislative actions that could adversely affect Cleco; and (xii) other economic, business and/or competitive factors. Other unknown or unpredictable factors could also have material adverse effects on future results, performance or achievements of Cleco. Therefore, forward-looking statements are not guarantees or assurances of future performance, and actual results could differ materially from those indicated by the forward-looking statements. Given these risks and uncertainties, investors should not place undue reliance on any forward-looking statements.
Additional factors that may cause results to differ materially from those described in the forward-looking statements are set forth in Cleco's Annual Report on Form 10-K for the fiscal year ended Dec. 31, 2015, which was filed with the Securities and Exchange Commission on Feb. 26, 2016, under the headings Part I, Item 1A, "Risk Factors" and Part II, Item 7, "Management's Discussion and Analysis of Financial Condition and Results of Operations." All subsequent written and oral forward-looking statements attributable to Cleco or persons acting on its behalf are expressly qualified in their entirety by the factors identified above. The forward-looking statements represent Cleco's views as of the date on which such statements were made and Cleco undertakes no obligation to update any forward-looking statements, whether as a result of changes in actual results, change in assumptions, or other factors affecting such statements.
About Cleco Corporation and Cleco Power LLC
Cleco Corporation is a public utility holding company headquartered in Pineville, La. Cleco owns a regulated electric utility company, Cleco Power LLC, which is engaged principally in the generation, transmission, distribution, and sale of electricity, primarily in Louisiana. Cleco Power owns 10 generating units with a total nameplate capacity of 3,333 megawatts. Cleco Power serves approximately 287,000 customers in Louisiana through its retail business, and it supplies wholesale power in Louisiana and Mississippi. Cleco Corporation announced on Oct. 20, 2014, that it entered into an agreement to be acquired by a North American investor group led by Macquarie Infrastructure and Real Assets and by British Columbia Investment Management Corporation. Louisiana Public Service Commission approval of the transaction is required. For more information about Cleco, visit www.cleco.com.
About MIRA
Macquarie Infrastructure and Real Assets (MIRA) is the world's leading infrastructure asset manager with growing portfolios in real estate, agriculture and energy. MIRA manages more than $101 billion of assets under management invested in more than 120 portfolio businesses, ~300 properties, ~ 3.6 million ha of farmland. MIRA is part of Macquarie Group, a leading financial services provider across a diverse range of sectors around the world. Founded in 1969, Macquarie Group is listed on the Australian Stock Exchange and has operations in 28 countries and has a total of $370 billion in assets under management.
About bcIMC
With C$123.6 billion of managed net assets, the British Columbia Investment Management Corporation (bcIMC) is one of Canada's largest institutional investors within the global capital markets. Based in Victoria, British Columbia, bcIMC is a long-term institutional investor that invests in all major asset classes including infrastructure and other strategic investments. bcIMC's clients include public sector pension plans, public trusts, and insurance funds.

Cleco Analyst/Investor Contact:
Tom Miller
tom.miller@cleco.com
(318) 484-7642

Cleco Media Contact:
Robbyn Cooper
robbyn.cooper@cleco.com
(318) 484-7136

Macquarie Contact:
Melissa McNamara
melissa.mcnamara@macquarie.com
(212) 231-1667

bcIMC Contact:
Gwen-Ann Chittenden
communications@bcimc.com
(778) 410-7156

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